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                                                                      EXHIBIT B


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors of
 A I M Distributors, Inc. and
 Planholders of Summit Investors Plan


We consent to the use of our reports on A I M Distributors, Inc. dated February 14, 1997 and Summit Investors Plans dated January 17, 1997 included herein.

                                                      /s/ KPMG PEAT MARWICK LLP

                                                          KPMG Peat Marwick LLP

Houston, Texas
February 14, 1997